

Her Imports
(OTC QB: HHER)

Investor Presentation
December 2017

Safe Harbor Statement

This presentation includes statements that are, or may be deemed, ''forward-looking statements.'' In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," "approximately," potential" or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward looking statements contained in this presentation, as a result of, among other factors, the factors referenced in the "Risk Factors" section of our Form 10-K filed with the Securities and Exchange Commission.

In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation. You should read carefully our "Cautionary Note Regarding Forward-Looking Information " and the factors described in the "Risk Factors" section of our Form 10-K.

Investment Highlights



- Large market opportunity; TAM $500B+
- Go to brand for the "commodity" that is hair extensions
- Established distribution – Stand-alone retail, Online with OSIworks expansion into salons
- Growth strategy – Low-cost retail expansion, broaden product line and proprietary marketing tools
- Unique consultative approach
- Growing and profitable

Our Mission

Help Women Achieve Their Beauty Goals



Raise the self-esteem of young urban women by providing high quality beauty products at affordable prices to help our customers achieve their beauty goals while building a loyal customer base that we further monetize through a variety of affiliate partners.



Company Overview

- Leading U.S. retailer of human hair extensions and related hair-care and beauty products
- Highest quality Virgin Remy hair, sourced from India
  - Virgin: Not exposed to perming agents, silicone, toxic dyes or "acid bath"
  - Remy: Strands of hair are flowing in their natural direction
  - Continually adding to the product line to address current fashion trends
- Proprietary hair care products and accessories – OSIworks
- Distribution:
  - 24 retail locations in 14 states; consultation studios,
  - E-commerce
  - Haircare products in independent salons (Spring 2018)
- High customer retention; loyal customers purchasing up to 3 times per year
- Revenue: $12.7M (First 9 Months of '17) up 19% from prior year;
  - Gross Margin: 45.5%;
  - Profitable
  - Cash Flow Positive

Market Overview

TAM:	SAM:	SOM:
$500+ Billion (worldwide)	**$10+ Billion**	**$200+ Million**

- Target Market: Beauty conscience African American women 18-42 years old and Hispanic and Caucasian 18-30 years old
- Highly fragmented industry with high barriers to entry
- Few true competitors in the U.S. selling 100% Virgin Remy human hair
  - Quality control of the hair is a major industry concern as many competitors do not provide virgin hair as marketed
  - Many competitors offer low quality synthetic hair often processed with toxic chemicals
  - Most competitive brands focused on a non-retail model, primarily selling through e-commerce and stylist distribution
  - Great Lengths, Aliexpress, Beauty Supply Stores, Hair Salons

Company Strategy

High Quality Beauty Products

Affordable Prices

Building and Maintaining a Loyal Customer Base

Monetize Customer Base

Business Model

- Combination of bricks-and-mortar with a significant online presence (unique in the marketplace)
- Growth focused on e-Commerce
- Retail "pop-up stores" (Consultation Studios) – 24 Studios in 14 States
  - Quickly enter and test the market
  - Minimum investment expense of $3K - $5K and working capital of $25K
  - Open retail location in 14 days from decision
  - No long-term commitments – 90 to 120 day initial lease
- Generating new customers through geo-targeted mobile marketing which drives consumers to our consultative style selling in our retail locations using proprietary social media marketing tools
- eCommerce strategy that is integrated with multiple platforms
  - SMS Mobile Marketing
  - Traffic driven by Digital Ads and a proprietary SEO system
- Monetize loyal customer base through affiliate programs in 2018

Retail Presence – Consultation Studios

Flagship store in Greenbelt, Maryland;
3,000 Square Feet



24 locations in 14 states

(Studios can be opened and closed in days with very low cost)

Her Imports Process

Sourcing of Virgin Human Hair

- Millions of women & men donate their hair at temple for religious practices every year
- A temple may receive from 2 - 3,000 donations on a daily basis
- Hair is highly sought after for its untreated qualities and length

Processing of Hair

- Donated hair is sent to China for processing
- Hair is cleaned and sewn into wefts to enable installation by consumer
- Sometimes the color is removed before being re-dyed for international style tastes

Final Product

- Chinese distributors send the wefts to Her Imports U.S. facility
- Her Imports uses branded packaging to prepare for sale

Unique 1-on-1 Consultative Approach



Each customer receives individual attention the moment they walk into any of our stores; intimately taking the time needed to meet the demand's of each person's needs and desires. Strategy supports customer retention rate.

Compelling Product Portfolio

	$12.7 M Revenue, 45.5% Gross Margin (Q1 – Q3 2017)			
	Hair Extensions	**Hair-care Products**	**Styling Tools**	**Beauty Products**
Product Overview	➢ 100% unprocessed premium virgin hair ➢ Available in 8 different hair types and up to 15 different lengths	➢ Maintenance shampoo and conditioner ➢ Dry shampoo for weaves ➢ Illusion frontals ➢ Cling, edge-safe waterproof lace adhesive	➢ Curling wands ➢ Flat irons	➢ Lashé Cling, life-proof adhesive for the application of temporary eye lashes ➢ Temporary eye-lashes ➢ Make-up ➢ Make-up brushes
Sample Products		 WASH CO-WASH SHAMPOO CONDITIONER		 Cling LIFE-PROOF LASH GLUE

Unique Solutions to Beauty Problems

- We know the market and develop product to specifically address area of pain

- Example: Cling™
  - Problem: difficulty in achieving a natural look with extensions
  - Effect: hair loss around hair line "edges"
  - Solution: non-toxic, non-water soluble adhesive



OSI WORKS
CLING
WATER RESISTANT ADHESIVE
MOISTURE CONTROL
OILY SCALP
HIGH HUMIDITY
NO HARSH CHEMICALS
1.3 fl oz / 38 ml

Marketing/Brand Expertise

HER IMPORTS

- Utilizing a variety of low-cost marketing strategies
  - Grassroots, engaged with local stylists
  - Social Media
  - SEO
  - SMS Direct Marketing
- Database
  - 400K emails
  - >1.0 M phone numbers for SMS
- Strategic relationships with select stylists
- Proprietary hyper-effective SEO techniques
- Social Influencers – Instagram & YouTube
- Integrated digital campaigns targeting physical locations based on specific geographic location

Over **512 K Instagram followers**
200% increase year-over-year
Worth $2/follower every year

Over **1 Million Video Views**

Over 385K **Facebook "Likes" generating**

1.2 Million Views


Facebook Ads
1.2M Views
Like
Comment
Share
25K
Top Comments
9,175 shares
1.8K Comments

Case Study: Hair Dollars Launch

- Referral program offering discounts for referral
- Doubled SMS Subscribers in 45 Days
  - 550K -> 1.0 MM
  - Disruptive Marketing List
- Rich Demographic Data
  - Age
  - Location
  - Eye Color
  - Skin Tones
  - Number of Children
  - Phone type
- Ability to Target in the future Campaigns By Demo



We Just Hit
One MILLION
SignUps for
HAIR LOVE DOLLARS!!!
1,000,282
Active subscribers

August 1, 2017 - $4,000 Text Blast


TOTAL SALES
$196,545.65
Aug 1
1,106 orders
$27.5k
$16.5k
$5.5k
12am
8am
4pm
11pm

Retail vs Online Revenue



Revenues by Quarter
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Q4 15
Q4 16
Q1 16
Q1 17
Q2 16
Q2 17
Q3 16
Q3 17
Retail Revenue
Online Revenue

Competitive Advantages

- Affordable prices
  - Average transaction purchased by one customer is $280 well below the industry standard
  - Payment installment option to reduce upfront cost
- Consistent Quality
- Retail locations with personalized consultative selling approach
  - No competitor has as many locations
- Recognized brand
  - 5+ years of building a well-known brand in the hair extension industry
  - Social media following (e.g., 512,000 Instagram followers)
  - >1.0 million Text Message/Short Code subscribers (not purchased)

Growth Strategy

	2017	2018	2019
Increase Retail Locations	• Expand to 50 studio locations by end of 2019 • Expansion into geographic regions where customers have higher incomes and disposable income • Move OSIworks into salons		
Broaden Suite of Products and Services	• Bring innovative new products to the market • Complementary products for upsell; higher margins • Affiliate revenue from services provided to our customers		
Continue Marketing Strategies	• Drive E-commerce sales; higher margin sales • Increase brand awareness • Add to customer base through referral programs		

Select Financials / Recent Milestones

Symbol:	HHER
Exchange:	OTC QB
Current Price (10/20/2017):	$0.40
Shares Outstanding (As of 4/13/2017):	24.9 Million
Market Cap:	$10.0 Million
Revenue (First 9 Months of 2017):	$12.7 Million
Gross Profit (First 9 Months of 2017):	$5.8 Million
Gross Profit Margins (First 9 Months of 2017):	45.5%
Debt:	New LOC

- ✓ Launch of New E-commerce Website
- ✓ Tippi Shorter promoted to President
- ✓ Adoption of Equity Incentive Plan
- ✓ New outside Board members with formation of Audit, Compensation and Nominating Committee
- ✓ Entered into Exclusive Agreement with OSIworks to Market and Sell New Health and Beauty Products Including Cling™, an Improved Adhesive for Hair Extensions
- ✓ $500,000 inventory LOC

Investment Summary



- Lifestyle brand empowering women to achieve their beauty goals
- Go to brand for the "commodity" that is hair extensions
- Established distribution – Stand-alone retail, Online with OSIworks expansion into salons
- Growth strategy – Low-cost retail expansion, broaden product line and proprietary marketing tools
- Unique consultative approach
- Marketing experts
- Growing and profitable



For more information, please contact:

Investor Contact:
Valter Pinto / Allison Soss
KCSA Strategic Communications
(212) 896-1254 / (212) 896-1267
valter@kcsa.com / asoss@kcsa.com